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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 30, 2002


                                 KENNAMETAL INC.
             (Exact name of registrant as specified in its charter)

                          Commission file number 1-5318

            PENNSYLVANIA                                 25-0900168
    (State or other jurisdiction                      (I.R.S. Employer
          of incorporation)                          Identification No.)


                               WORLD HEADQUARTERS
                               1600 TECHNOLOGY WAY
                                  P.O. BOX 231
                        LATROBE, PENNSYLVANIA 15650-0231
              (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On August 30, 2002, Kennametal Inc. announced that it has completed the previously reported acquisition of the Widia Group from Milacron Inc. for EUR 188 million subject to post-closing adjustments.

Widia, with approximately $240 million in sales, is a leading manufacturer and marketer of metalworking tools, engineered products and related services in Europe and India. Widia has an extensive product line of metalworking consumables, and is a recognized leader in milling applications. The company employs approximately 3,400 employees, and operates eight manufacturing facilities in Europe and two in India. Management currently intends to continue using the acquired assets for such purpose and to integrate the operations of the Widia Group into existing operations. Widia sells primarily through direct sales and has sales and service personnel in many European countries.

On August 30, 2002, to fund the acquisition, Kennametal Inc. borrowed EUR 188 million under its new revolving credit facility.

The press release regarding the closing of the Widia acquisition and the new credit facility are filed herewith.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements and exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

     (a)  Financial statements of business acquired - not required

     (b)  Pro-forma financial information - not required

     (c)  Exhibits

          (2) Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession


               2.1 Stock Purchase Agreement dated May 3, 2002 among Milacron Inc., Milacron B.V. and Kennametal Inc. Exhibit 2.1 of the May 6, 2002 Form 8-K is incorporated herein by reference.

          (10) Material Contracts

               10.1 Credit Agreement dated as of June 27, 2002 among Kennametal
                    Inc., and the several lenders from time to time parties thereto, Bank of Tokyo-Mitsubishi Trust Company; Bank One, N.A.; Fleet National Bank; and PNC Bank, NA as the Co-Syndication Agents, and JP Morgan Chase Bank, as the Administrative Agent. Filed herewith.

          (99) Additional Exhibits

               99.1 Press Release dated August 30, 2002. Filed herewith.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 KENNAMETAL INC.



     Date:    September 11, 2002             By:  /s/ TIMOTHY A. HIBBARD
                                                 ------------------------------
                                                 Timothy A. Hibbard
                                                 Corporate Controller and
                                                 Chief Accounting Officer